UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):   June 1, 2001

                      Rubber Technology International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-30098                                          88-0370454
(Commission File Number)                      (IRS Employer Identification No.)

                  3185 E. Washington Blvd., Los Angeles, CA 90023
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                (Address of principal executive offices) (Zip Code)

                                 (323) 268-6842
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               Registrant's telephone number, including area code:

                                      N/A
                   (Former name, address and telephone number)

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

    Not   applicable

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.  OTHER  EVENTS

     On June 1, 2001, the Company completed its reincorporation from the state of Florida to the state of Nevada as previously described in its
Schedule 14A Proxy Statement filed with the Commission on March 20, 2001.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

None

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RUBBER TECHNOLOGY INTERNATIONAL, INC.

                                           /s/ Trevor Webb
                                           ----------------------------------
                                           President and Director

Date: June 15, 2001